Exhibit (10) (k) (n)


                                                               Service Agreement
                                                               No. 38099
                                                               Control No.
930905-130






                                             FTS SERVICE AGREEMENT


                     THIS AGREEMENT, made and entered into this  1st  day  of
              November,  1993,  by
              and between COLUMBIA GAS TRANSMISSION CORPORATION ("Seller") and SOUTH JERSEY GAS
              COMPANY ("Buyer").

                     WITNESSETH:    That  in  consideration  of the  mutual
              covenants    herein
              contained, the parties hereto agree as follows:

                     Section 1.  Service to be Rendered.     Seller shall
              perform  and  Buyer  shall
              receive service in accordance with the provisions of the effective FTS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff,
              Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance
              with the rules and regulations of the Commission.         The
maximum  obligation  of
              Seller to deliver gas hereunder to or for Buyer, the designation of the points of delivery at which Seller shall deliver or cause gas to be delivered to or for
              Buyer, and the points of receipt at which Buyer shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.102 of Subpart B of the
Commission's  regulations.
              Buyer warrants that service hereunder is being provided on behalf of SOUTH JERSEY
              GAS COMPANY, a local distribution company.

                     Section 2.    Term.    Service  under  this  Agreement
              shall  commence  as  of
              November 1, 1993, and shall continue in full force and effect until October 31,
              2009 and from year-to-year thereafter unless terminated by either party upon six
              (6) months' written notice to the  other  prior  to  the  end  of the  initial  term
              granted or any anniversary date thereafter. Pregranted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

                     Section 3.    Rates.     Buyer  shall  pay  Seller  the
              charges  and   furnish
              Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

                     Section 4.    Notices.    Notices to  Seller  under  this
              Agreement  shall  be
              addressed  to  it  at  Post  Office  Box  1273,  Charleston,  West
Virginia   25325-
              1273,  Attention:  Director,  Transportation  and  Exchange  and
notices  to   Buyer
              shall be    addressed   to  it at   One South Jersey  Plaza,
Route  54,  Folsom,  NJ
              08037    Attention: Mr.  William  C.  Bingham,  until  changed  by
either  party  by
              written notice.

                                                                  Service
                                                                 Agreement No.
                                                                 38099
                                                                 Control No.
930905-130




                                            FTS SERVICE AGREEMENT (Cont'd)



                       Section 5. Pr-ior Service-Agreements. This Agreement is being entered into by the parties hereto-pursuant to tne Commmission's Order No.
636 and its  orders
                 dated July 14, 1993 and September 29, 1993, with respect to Seller's Order No.
                636 compliance filing and relates to the following existing Service Agreements:

                       CDS Service Agreement No. 36086, effective November 1, 1989, as it may have been amended, providing for a bundled sales, transportation  and
                       storage service under the CDS Rate Schedule.

                The terms of Service Agreement No. 38099 shall become effective as of the effective date hereof, however, the parties agree that neither the execution nor the performance of Service Agreement 38099 shall prejudice any  recoupment  or
                other rights that Buyer may have under or with respect to the above-referenced
                Service Agreements.


                SOUTH JERSEY GAS COMPANY                  COLUMBIA  GAS
TRANSMISSION  CORPORATION



                By
                      William C. Bingham, Jr.
               Title  Sr. Vice President, Gas Supply
 Revision No.
 Control No.

 Appendix A to Service Agreement No. 3 8 o g g
 Under Rate Schedule F T S

 Between (Seller)COLUMBIA GAS TRANSMISSION CORPORATION

 and (Buyer) SOUTH JERSEY CAS CO

  1 9 9 3 - 0 9 - 0 50 1 3 0








 Primary Delivery Points



                                                                        Maximum
Daily
 Scheduling    Scheduling               Measuring      0   Measuring    Delivery
Obligation
 Point No.     Point Name               Point No.          Point Name
(Dth/Day)

         109   SOUTH JERSEY GAS CO             109
12,499

 Revision No.

 Appendix A to Service Agreement NO. 3 9 0 9 g      Control No. 1 9 9 3 0 9 0 5
 0 1 3 0
 Under Rate SchedUle F T S

 Between (Seller) CO LUMB I A GAS TRAN SMISS I ON COR POR ATION
    and(Buyer) SOUTH JERSEY GAS CO
 Transportation Demand        1 2 , 4 9 9Dth/day
 Primary Receipt Points






 Scheduling-    Scheduling              Measuring          Measuring    Maximum
Daily

 Point No.     Point Name               Point No.          Point Name   Quantity
(Dth/Day)



         901   TCO-LEACH                       801
12,489

 Appendix A to Service Agreement No. 3 a o oa
 Under Rate Schedule F: T S
 Between (Seller) C 0 L U M B I A G A S T R A N S M I S S I 0 N C 0 R P 0 R A T I 0 N
 and(Buyer) SOUTH JERSEY GAS CO

 Revision No.
 Control No. 1 9 9 3 - o 9 - 0 1 3 0






               ALL GAS SHALL BE DELIVERED AT EXISTING POINTS OF INTERCONNECTION
                     WITHIN
                     THE MDDO'S IN SELLER'S CURRENTLY EFFECTIVE SST SERVICE AGREEMENT WITH
                     BUYER, WHICH FOR SUCH POINTS SET FORTH ARE INCORPORATED HEREIN BY REFERENCE.

 Appendix A to Service Agreement NO. 3 8 0 9 9
 Under Rate Schedule F T S

 Between (Seller)COLUMBIA  GAS  TRANSMISSION  CORPORATION

 and(Buyer) SOUTH  JERSEY  GAS  CO

 Revision No.
 Control No. 1 9 9 3 - o 9 - o 5 - 0 1 3 0








 The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions of Seller's Tariff is incorporated herein by referencefor the purposes of listing valid secondary interruptible receipt points and delivery points.



 Service changes- pursuant to this Appendix A shall become effective as of N 0 v E M B E R 0 1 , 1 9 9 3

           This Appendix A shall cancel and supersede the previous
 , to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and

 Appendix A effective as of         N / A
 conditions of said Service Agreement shall remain in full force and effect.



               SOUTH  JERSEY  GAS  00

 By
               William C. Bingham,  Jr.
 Its           Sr. Vice President       Gas Supply

 Date          12 November 1993



 COLUMBIA GAS TRANSMISSION CORPORATION


 By

           7
 Its

 Date      11/30/93